Exhibit 10.3

CONTRIBUTION AGREEMENT

Among

BREITBURN MANAGEMENT COMPANY, LLC
a Delaware limited liability company

BREITBURN GP, LLC
a Delaware limited liability company

BREITBURN ENERGY CORPORATION
a California corporation

and

BREITBURN ENERGY PARTNERS L.P.
a Delaware limited partnership

dated as of June 17, 2008

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

ARTICLE II

CONTRIBUTION TRANSACTIONS

Section 2.1	Cancellation of Common Units Acquired from Pro LP and Pro GP	4
Section 2.2	Contribution of BMC Membership Interest to the Partnership	4
Section 2.3	Distribution of GP Membership Interest to the Partnership	4
Section 2.4	Elimination of Economic Interest	4
Section 2.5	Amendment of GP LLC Agreement	4
Section 2.6	Amendment of Partnership Agreement	4
Section 2.7	Continuation of BMC	4
Section 2.8	Continuation of GP LLC	5
Section 2.9	Tax Election	5

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BEC

Section 3.1	Organization	5
Section 3.2	Ownership of BMC Membership Interest	5
Section 3.3	Authorization; Execution and Delivery of Agreement	5
Section 3.4	Restricted Securities	6
Section 3.5	Legend	6

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BMC

Section 4.1	Organization	6
Section 4.2	Ownership of GP Membership Interest	6
Section 4.3	Authorization; Execution and Delivery of Agreement	6

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

Section 5.1	Organization	7
Section 5.2	Authorization; Execution and Delivery of Agreements	7
Section 5.3	Common Units	7

i

ii

EXHIBITS

Exhibit A — Restated GP LLC Agreement
Exhibit B — Partnership Agreement Amendment

iii

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of this 17th day of June, 2008, by and among BREITBURN MANAGEMENT COMPANY, LLC, a Delaware limited liability company (“BMC”), BREITBURN GP, LLC, a Delaware limited liability company (“GP LLC”), BREITBURN ENERGY CORPORATION, a California corporation (“BEC”), and BREITBURN ENERGY PARTNERS L.P., a Delaware limited partnership (the “Partnership”).

W I T N E S S E T H:

WHEREAS, on the date hereof, the Partnership has purchased 14,404,962 Common Units from Pro LP and Pro GP pursuant to the Common Unit Purchase Agreement;

WHEREAS, on the date hereof, the Partnership has purchased a 95.55% limited liability company interest in BMC from Pro LP and Pro GP pursuant to the BMC Purchase Agreement and Pro LP and Pro GP have ceased to be members of BMC;

WHEREAS, BEC holds the remaining issued and outstanding 4.45% limited liability company interest in BMC (the “BMC Membership Interest”);

WHEREAS, BEC desires to contribute such BMC Membership Interest to the Partnership in exchange for Common Units and cease to be a member of BMC, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Partnership desires to be admitted to BMC as the sole member of BMC;

WHEREAS, BMC owns a 100% limited liability company interest in GP LLC (the “GP Membership Interest”);

WHEREAS, BMC desires to distribute such GP Membership Interest to the Partnership and cease to be a member of GP LLC, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Partnership desires to be admitted to GP LLC as the sole member of GP LLC;

WHEREAS, GP LLC desires to eliminate the entire economic portion of its 0.66473% general partner interest in the Partnership (the “Economic Interest”) but remain general partner of the Partnership;

WHEREAS, the Partnership desires to amend and restate the GP LLC Agreement to provide for, among other items, the election of directors of the board of directors of GP LLC by the limited partners of the Partnership;

WHEREAS, GP LLC desires to amend the Partnership Agreement to provide for, among other items, the elimination of the Economic Interest and the election of directors of the board of directors of GP LLC by the limited partners of the Partnership; and

WHEREAS, in connection with the foregoing, BMC desires to make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

As used herein, the following terms have the following meanings:

“Affiliate” of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.

“Agreement” has the meaning assigned to such term in the Preamble.

“BEC” has the meaning assigned to such term in the Preamble.

“BEC Indemnified Parties” has the meaning assigned to such term in Section 6.2(b).

“BMC” has the meaning assigned to such term in the Recitals.

“BMC LLC Agreement” means the First Amended and Restated Limited Liability Company Agreement of BMC dated as of October 10, 2006, as amended.

“BMC Membership Interest” has the meaning assigned to such term in the Recitals.

“BMC Purchase Agreement” shall mean that certain Purchase Agreement dated as of the date hereof, by and among Pro LP, Pro GP and the Partnership for the purchase and sale of all of the issued and outstanding limited liability company interests of BMC owned by Pro LP and Pro GP.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Common Units” shall mean common units representing limited partner interests in the Partnership.

“Common Unit Purchase Agreement” shall mean that certain Purchase Agreement dated as of the date hereof, by and among Pro LP, Pro GP and the Partnership for the purchase and sale of 14,404,962 Common Units owned by Pro LP and Pro GP.

“Economic Interest” shall have the meaning assigned to such term in the Recitals.

“Encumbrances” shall have the meaning assigned to such term in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GP LLC” has the meaning assigned to such term in the Preamble.

“GP LLC Agreement” means the First Amended and Restated Limited Liability Company Agreement of GP LLC dated as of October 10, 2006.

“GP Membership Interest” has the meaning assigned to such term in the Recitals.

“Indemnified Party” has the meaning assigned to such term in Section 6.2(c)(i).

“Indemnifying Party” has the meaning assigned to such term in Section 6.2(c)(i).

“Loss” or “Losses” has the meaning assigned to such term in Section 6.2(a).

“Partnership” has the meaning assigned to such term in the Recitals.

“Partnership Agreement” shall mean the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated October 10, 2006.

“Partnership Agreement Amendment” has the meaning assigned to such term in Section 2.6.

“Partnership Indemnified Parties” has the meaning assigned to such term in Section 6.2(a).

“Person” shall mean an individual, corporation, association, trust, limited liability company, limited partnership, limited liability partnership, partnership, incorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

“Pro GP” shall mean Pro GP Corp., a Delaware corporation.

“Pro LP” shall mean Pro LP Corp., a Delaware corporation.

“Restated GP LLC Agreement” has the meaning assigned to such term in Section 2.5.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsidiary” when used with respect to any party means any corporation or other organization of which such party directly or indirectly owns at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

“Transaction Documents” shall mean any agreements, contracts, documents, instruments and certificates provided for in this Agreement to be entered into by one or more of the parties hereto or any of their Affiliates in connection with the transactions contemplated by this Agreement, including the Partnership Agreement Amendment and the Restated GP LLC Agreement.

ARTICLE II

CONTRIBUTION TRANSACTIONS

Upon the consummation of the transactions contemplated in the Common Unit Purchase Agreement and the BMC Purchase Agreement, and subject to the terms and conditions of this Agreement, the parties acknowledge and agree that the following transactions hereby occur in the following order effective as provided in Section 7.1:

Section 2.1 Cancellation of Common Units Acquired from Pro LP and Pro GP. The 14,404,962 Common Units received by the Partnership pursuant to the Common Unit Purchase Agreement are hereby cancelled without consideration therefore and without further action by any Person.

Section 2.2 Contribution of BMC Membership Interest to the Partnership. BEC hereby contributes and assigns the BMC Membership Interest to the Partnership, and the Partnership hereby accepts such BMC Membership Interest in exchange for the issuance of 19,955 Common Units to BEC. The Partnership shall deliver the Common Units being issued to BEC pursuant to this Section 2.2 by delivering one or more certificates (bearing the legend set forth in Section 3.5 and any other legends required by the Partnership Agreement) evidencing such Common Units to BEC on the date hereof.

Section 2.3 Distribution of GP Membership Interest to the Partnership. BMC hereby distributes and assigns the GP Membership Interest to the Partnership, and the Partnership hereby accepts such GP Membership Interest.

Section 2.4 Elimination of Economic Interest. The Economic Interest is hereby and pursuant to the Partnership Agreement Amendment eliminated without consideration therefor and without any further action by any Person.

Section 2.5 Amendment of GP LLC Agreement. Pursuant to Section 3.1 of the GP LLC Agreement, the GP LLC Agreement is amended and restated in its entirety by the second amendment and restatement thereof in the form attached hereto as Exhibit A (the “Restated GP LLC Agreement”).

Section 2.6 Amendment of Partnership Agreement. Pursuant to Section 13.1(d)(i) of the Partnership Agreement, the Partnership Agreement is amended by Amendment No. 1 thereto in the form attached hereto as Exhibit B (the “Partnership Agreement Amendment”).

Section 2.7 Continuation of BMC. The Partnership hereby agrees that it is bound by the terms and conditions of the BMC LLC Agreement. Notwithstanding any provision in the BMC LLC Agreement, the Partnership is hereby admitted to BMC as the sole member of BMC simultaneously with the consummation of the contribution and assignment of the BMC Membership Interest by BEC to the Partnership contemplated hereby, and immediately thereafter, BEC shall and does hereby cease to be a member of BMC, and shall thereupon cease to have or exercise any right or power as a member of BMC. The parties hereto agree that the contribution and assignment of the BMC Membership Interest from BEC to the Partnership, the Partnership’s admission as the sole member of BMC and BEC ceasing to be a member of BMC, shall not dissolve BMC, and BMC shall be continued without dissolution.

Section 2.8 Continuation of GP LLC. The Partnership hereby agrees that it is bound by the terms and conditions of the GP LLC Agreement. Notwithstanding any provision in the GP LLC Agreement, the Partnership is hereby admitted to GP LLC as the sole member of GP LLC simultaneously with the consummation of the distribution and assignment of the GP Membership Interest by BMC to the Partnership contemplated hereby, and immediately thereafter, BMC shall and does hereby cease to be a member of GP LLC, and shall thereupon cease to have or exercise any right or power as a member of GP LLC. The parties hereto agree that the distribution and assignment of the GP Membership Interest by BMC to the Partnership, the Partnership’s admission as the sole member of GP LLC and BMC ceasing to be a member of GP LLC, shall not dissolve GP LLC, and GP LLC shall be continued without dissolution.

Section 2.9 Tax Election. The parties hereby acknowledge that BMC will make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BEC

As of the date hereof, BEC hereby represents and warrants to the Partnership as follows:

Section 3.1 Organization. BEC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California. BEC has all requisite corporate power and authority and all governmental licenses, authorizations, permits, consents and approvals to own its respective properties and assets and to conduct its business as now conducted. BEC is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary.

Section 3.2 Ownership of BMC Membership Interest. BEC is the record and beneficial owner of the BMC Membership Interest. BEC owns the BMC Membership Interest free and clear of any pledges, restrictions on transfer, proxies and voting or other agreements, liens, claims, charges, mortgages, security interests or other legal or equitable encumbrances, limitations or restrictions of any nature whatsoever (“Encumbrances”), except for restrictions on transfer arising under applicable securities laws. Except as set forth in the BMC LLC Agreement, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any interest in BMC pursuant to any agreement to which BMC or BEC is a party or to which any of them may be bound. There are no outstanding options, warrants or similar rights to purchase or acquire any equity interests in BMC.

Section 3.3 Authorization; Execution and Delivery of Agreement. BEC has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of BEC’s obligations hereunder have been duly authorized by the board of directors of BEC, and no other proceedings on the part of BEC are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by BEC and constitutes BEC’s valid and binding obligation enforceable against BEC in accordance with its terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles).

Section 3.4 Restricted Securities.BEC understands that the Common Units it is acquiring pursuant to Section 2.2 are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be sold without registration under the Securities Act only in certain limited circumstances. In this connection, BEC represents that it is knowledgeable with respect to Rule 144 of the SEC promulgated under the Securities Act.

Section 3.5 Legend. It is understood that the certificates evidencing the Common Units will initially bear the following legend: “These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or pursuant to an exemption from registration thereunder and, in the case of a transaction exempt from registration, unless sold pursuant to Rule 144 under such Act or the issuer has received documentation reasonably satisfactory to it that such transaction does not require registration under such Act.”

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BMC

As of the date hereof, BMC hereby represents and warrants to the Partnership as follows:

Section 4.1 Organization. BMC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and assets and to conduct its business as now conducted. BMC is duly qualified to do business as a foreign entity in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualifications necessary.

Section 4.2 Ownership of GP Membership Interest. BMC is the record and beneficial owner of the GP Membership Interest. BMC owns the GP Membership Interest free and clear of any Encumbrances, except for restrictions on transfer arising under applicable securities laws or as contemplated by the Partnership Agreement. Except as set forth in the GP LLC Agreement, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any interests in GP LLC. There are no outstanding options, warrants or similar rights to purchase or acquire any equity interests in GP LLC.

Section 4.3 Authorization; Execution and Delivery of Agreement. BMC has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of BMC’s obligations hereunder have been duly authorized by the board of directors of BMC and, to the extent applicable, are hereby approved by BEC and the Partnership as members, and no other proceedings on the part of BMC are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by BMC and constitutes BMC’s valid and binding obligation enforceable against BMC in accordance with its terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles). To the extent applicable, BMC, as sole member of GP LLC, hereby approves this Agreement and the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

As of the date hereof, the Partnership hereby represents and warrants to BEC as follows:

Section 5.1 Organization. The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and assets and to conduct its business as now conducted. The Partnership is duly qualified to do business as a foreign entity in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualifications necessary.

Section 5.2 Authorization; Execution and Delivery of Agreements. The Partnership has all requisite power and authority to enter into this Agreement and each Transaction Document to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each such Transaction Document and the performance of the Partnership’s obligations hereunder and thereunder have been duly authorized by the board of directors of GP LLC and, to the extent applicable, are hereby approved by GP LLC, as general partner, and no other proceedings on the part of the Partnership are necessary to authorize such execution, delivery and performance. This Agreement and each Transaction Document to which the Partnership is a party have been duly executed and delivered by the Partnership and constitute valid and binding obligations of the Partnership enforceable against the Partnership in accordance with their terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles).

Section 5.3 Common Units. The Common Units to be issued by the Partnership to BEC pursuant to Section 2.2 have been duly authorized for issuance to BEC and, when issued and delivered by the Partnership pursuant to this Agreement will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act, as amended).

ARTICLE VI

INDEMNIFICATION

Section 6.1 Survival

(a) The representations and warranties of BEC contained herein or in any certificates or documents delivered pursuant to this Agreement on the date hereof shall survive the Closing for a period of one (1) year following the date of this Agreement; provided, however, that the representations and warranties set forth in Section 3.3 (Authorization; Execution and Delivery of Agreement) shall survive indefinitely.

(b) The representations and warranties of the Partnership contained herein or in any certificates or documents delivered pursuant to this Agreement on the date hereof shall survive the Closing for a period of one (1) year following the date of this Agreement; provided, however, that the representations and warranties set forth in Section 5.2 (Authorization; Execution and Delivery of Agreements) shall survive indefinitely.

Section 6.2 Indemnification Coverage

(a) From and after the Closing, BEC shall indemnify and defend, save and hold the Partnership, and each of its officers, directors, employees and agents (collectively, the “Partnership Indemnified Parties”) harmless if any such Partnership Indemnified Party shall suffer any damage, judgment, fine, penalty, demand, settlement, liability, loss, cost, tax, expense (including reasonable attorneys’, consultants’ and experts’ fees), claim or cause of action (each, a “Loss,” and collectively, “Losses”) arising out of, relating to or resulting from:

(i) any breach or inaccuracy in any representation by BEC or the breach of any warranty by BEC contained in this Agreement or any certificates or other documents delivered pursuant to this Agreement at the Closing; and

(ii) any failure by BEC to perform or observe any term, provision, covenant, or agreement on the part of BEC to be performed or observed under this Agreement.

(b) From and after the Closing, the Partnership shall indemnify and defend, save and hold BEC and each of its officers, directors, employees and agents (collectively, the “BEC Indemnified Parties”) harmless if any such BEC Indemnified Party shall suffer any Loss arising out of, relating to or resulting from:

(i) any breach or inaccuracy in any representation by the Partnership or the breach of any warranty by the Partnership contained in this Agreement or any certificates or other documents delivered pursuant to this Agreement at the Closing;

(ii) any failure by the Partnership to perform or observe any term, provision, or agreement on the part of the Partnership to be preformed or observed under this Agreement.

(c) The foregoing indemnification obligations shall be subject to the following limitations:

(i) the amount of any Losses suffered by any BEC Indemnified Party or Partnership Indemnified Party, as the case may be (such party seeking indemnification pursuant to this Article VI, the “Indemnified Party,” and the other party, the “Indemnifying Party”), shall be reduced by any third-party insurance, third-party recoveries and available tax benefits received or realizable by the Indemnified Party through its commercially reasonable efforts in respect of or as a result of such Losses. The Indemnified Party shall use commercially reasonable efforts to collect any amounts available under such insurance coverage and from such other third-party alleged to have responsibility and to realize any available tax benefits;

(ii) no claim may be asserted nor may any action be commenced against any party for breach or inaccuracy of any representation or breach of a warranty, unless written notice of such claim or action is received by the other party describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action on or prior to the date on which the representation or warranty on which such claim or action is based ceases to survive as set forth in Section 6.1; and

(iii) no Indemnified Party shall be entitled under this Agreement to multiple recovery for the same Losses.

Section 6.3 Procedures. Any Indemnified Party shall notify the Indemnifying Party (with reasonable detail) promptly after it becomes aware of facts supporting a claim or action for indemnification under this Article VI, and shall provide to the Indemnifying Party as soon as practicable thereafter all information and documentation necessary to support and verify any Losses associated with such claim or action. Subject to Section 6.2(c)(ii), the failure to so notify or provide information to the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party demonstrates that it has been materially prejudiced by the Indemnified Party’s failure to give such notice, in which case the Indemnifying Party shall be relieved from its obligations hereunder to the extent of such material prejudice. The Indemnifying Party shall participate in and defend, contest or otherwise protect the Indemnified Party against any such claim or action by counsel of the Indemnifying Party’s choice at its sole cost and expense; provided, however, that the Indemnifying Party shall not make any settlement or compromise without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) unless the sole relief provided is monetary damages that are paid in full by the Indemnifying Party. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Indemnified Party’s choice and shall in any event use its reasonable best efforts to cooperate with and assist the Indemnifying Party. If the Indemnifying Party fails timely to defend, contest or otherwise protect against such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Indemnified Party shall be entitled to recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys’ fees, disbursements and amounts paid as the result of such suit, action, investigation, claim or proceeding.

Section 6.4 Waiver of Consequential, Etc. Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE PARTNERSHIP SHALL NOT BE LIABLE TO THE BEC INDEMNIFIED PARTIES, NOR SHALL BEC BE LIABLE TO ANY OF THE PARTNERSHIP INDEMNIFIED PARTIES, FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE, OR SPECULATIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.5 Compliance with Express Negligence Rule. TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RELEASES, DISCLAIMERS, LIMITATIONS ON LIABILITY, AND INDEMNITIES IN THIS AGREEMENT, INCLUDING THOSE IN THIS ARTICLE VI, SHALL APPLY EVEN IN THE EVENT OF THE SOLE, JOINT, AND/OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF THE PARTY WHOSE LIABILITY IS RELEASED, DISCLAIMED, LIMITED, OR INDEMNIFIED.

Section 6.6 Remedy. Except for seeking equitable relief under Section 7.10 or otherwise for actions involving fraud, from and after the Closing the sole remedy of a party in connection with (i) a breach or inaccuracy of the representations, or breach of warranties, in this Agreement or any certificates or other documents delivered pursuant to this Agreement on Closing, or (ii) any failure by a party to perform or observe any term, provision, covenant, or agreement on the part of such party to be performed or observed under this Agreement, shall, in each case, be as set forth in this Article VI.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1 Order of Completion of Transactions. The transactions provided for in Article II shall be completed as follows: (i) the transactions provided for in Section 2.1 shall be completed immediately following the consummation of the transactions in the BMC Purchase Agreement and the Common Unit Purchase Agreement; (ii) the transactions provided for in Section 2.2 shall be completed immediately following the completion of the transactions in Section 2.1; (iii) the transactions provided for in Section 2.3 shall be completed immediately following the completion of the transactions in Section 2.2; (iv) the transactions provided for in Sections 2.4, 2.5 and 2.6 shall be completed concurrently and immediately following the transactions provided for in Section 2.3; and (v) the transactions provided for in Section 2.9 shall be effective as of the day following the date of this Agreement.

Section 7.2 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. Except as contemplated by Article VI, nothing in this Agreement shall confer upon any Person not a party to this Agreement, or the legal representatives of such Person, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

Section 7.3 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses of a party hereto incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

Section 7.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or sent by overnight courier or sent by facsimile (with evidence of confirmation of receipt) to the parties at the following addresses:

(a)   If to the Partnership or GP LLC, to:

BreitBurn GP, LLC
515 South Flower Street, Suite 4800
Los Angeles, California 90071
Facsimile:	(213) 225-5917
Attention:	Halbert S. Washburn
Randall H. Breitenbach

with a copy (which shall not constitute notice to a party) to:

Vinson & Elkins L.L.P.
666 Fifth Avenue, 26th Floor
New York, New York 10103
Facsimile:	(917) 849-5337
Attention:	Alan P. Baden
Shelley A. Barber

(b)   If to BMC, to:

BreitBurn Management Company, LLC
515 South Flower Street, Suite 4800
Los Angeles, California 90071
Facsimile:	(213) 225-5917
Attention:	Halbert S. Washburn
Randall H. Breitenbach

with a copy (which shall not constitute notice to a party) to:

Vinson & Elkins L.L.P.
666 Fifth Avenue, 26th Floor
New York, New York 10103
Facsimile:	(917) 849-5337
Attention:	Alan P. Baden
Shelley A. Barber

(c)   If to BEC, to:

BreitBurn Energy Corporation
515 South Flower Street, Suite 4800
Los Angeles, California 90071
Facsimile:	(213) 225-5917
Attention:	Halbert S. Washburn
Randall H. Breitenbach

or to such other Persons or at such other addresses as shall be furnished by any party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 7.4 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 7.4.

Section 7.5 Entire Agreement. This Agreement, together with the BMC Purchase Agreement, the Common Unit Purchase Agreement and the Transaction Documents, represent the entire agreement and understanding of the parties with reference to the transactions set forth herein and therein and no representations or warranties have been made in connection herewith and therewith other than those expressly set forth herein or therein. This Agreement, together with the BMC Purchase Agreement, the Common Unit Purchase Agreement and the Transaction Documents supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter hereof or thereof and all prior drafts of such documents, all of which are merged into such documents. The parties intend that no prior drafts of such documents and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving such documents.

Section 7.6 Amendments. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

Section 7.7 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Section 7.8 Titles and Headings. The Article and Section headings and any table of contents contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 7.9 Signatures and Counterparts. To the fullest extent permitted by law, facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission shall be the same as delivery of an original. At the request of any of the parties, the parties will confirm facsimile transmission by signing a duplicate original document. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 7.10 Enforcement of Agreement; Damages. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall, to the fullest extent permitted by law, be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 7.11 Governing Law. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of State of Delaware and without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C.§  2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONFIRMS AND AGREES (i) THAT IT IS AND SHALL CONTINUE TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) TO THE EXTENT THAT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND NOTIFY THE OTHER PARTIES HERETO OF THE NAME AND ADDRESS OF SUCH AGENT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BREITBURN MANAGEMENT COMPANY, LLC

By:	/s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title: Co-Chief Executive Officer

BREITBURN GP, LLC

By:	/s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title: Co-Chief Executive Officer

BREITBURN ENERGY CORPORATION

By:	/s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title: Co-Chief Executive Officer

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC, its general partner

By:	/s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title: Co-Chief Executive Officer

Signature Page to Contribution Agreement